SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 15, 2008

Intelsat, Ltd.

(Exact Name of Registrant as Specified in Charter)

Bermuda	000-50262	98-0346003
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Wellesley House North, 2nd Floor, 90 Pitts Bay Road, Pembroke, Bermuda	HM 08
(Address of Principal Executive Offices)	(Zip Code)

(441) 294-1650

Registrant’s telephone number, including area code

n/a

(Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

As disclosed in a press release issued on July 15, 2008, Intelsat, Ltd.’s subsidiary, Intelsat Corporation (“Intelsat Corp”), has commenced an offering (the “Offering”) of an aggregate principal amount of approximately $658.1 million of 9 1/4% senior notes due 2014 (the “2014 notes”) and an aggregate principal amount of approximately $580.7 million of 9 1/4% senior notes due 2016 (the “2016 notes” and, together with the 2014 notes, the “notes”), the net proceeds of which, together with cash on hand, will be used to repay in full Intelsat Corp’s outstanding senior unsecured backstop loan credit agreements. The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Attached hereto as Exhibit 99.2 and incorporated by reference herein is a presentation of certain information relating to Intelsat Corp made in connection with the Offering and included in an offering memorandum dated July 15, 2008.

In an offering memorandum for the notes, Intelsat Corp disclosed that it had an amount in excess of $500 million available for restricted payments (excluding baskets), as defined in and calculated in accordance with the limitation on restricted payments covenant set forth in the indenture pursuant to which the 2014 notes will be issued and an amount in excess of $1.0 billion available for restricted payments (excluding baskets), as defined in and calculated in accordance with the limitation on restricted payments covenant set forth in the indenture pursuant to which the 2016 notes will be issued.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release dated July 15, 2008 (incorporated by reference to Exhibit 99.1 of Intelsat Corporation’s Report on Form 8-K, File No. 0-22531, filed on July 15, 2008)*

99.2	Supplemental Regulation FD Disclosure Statement of Intelsat Corporation, dated July 15, 2008 (incorporated by reference to Exhibit 99.2 of Intelsat Corporation’s Report on Form 8-K, File No. 0-22531, filed on July 15, 2008)*

*	This exhibit is furnished and is not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 15, 2008

INTELSAT, LTD.

By:	/s/ Phillip Spector
Name:	Phillip Spector
Title:	Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated July 15, 2008 (incorporated by reference to Exhibit 99.1 of Intelsat Corporation’s Report on Form 8-K, File No. 0-22531, filed on July 15, 2008)*

99.2

Supplemental Regulation FD Disclosure Statement of Intelsat Corporation, dated July 15, 2008 (incorporated by reference to Exhibit 99.2 of Intelsat Corporation’s Report on Form 8-K, File No. 0-22531, filed on July 15, 2008)*

*	This exhibit is furnished and is not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934.